UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2006
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction)	0-20310 (Commission File Number)	75-2379388 (IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana (Address of principal executive offices)	70058 (Zip Code)
(504) 362-4321
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On June 5, 2006, Superior Energy Services, Inc. issued a press release announcing the expiration of the cash tender offer for all $200 million of the outstanding 8 7/8% Senior Notes due 2011 of SESI, L.L.C., its wholly-owned subsidiary. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

99.1	Press release issued by Superior Energy Services, Inc., dated June 5, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.
By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: June 6, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued by Superior Energy Services, Inc., dated June 5, 2006.